25th Annual NewsMakers in the Biotech Industry

September 2018

OTCQB: PPCB

Forward Looking Statement

Any statements set forth above that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectations and involve certain risks and uncertainties. Forward looking statements include statements herein with respect to the Company's product candidate, PRP, including its clinical development and potential for commercialization, about which no assurances can be given. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the "Risk Factors" described in the Company's filings with the Securities and Exchange Commission.

The Company's further development is highly dependent on future medical and research developments and market acceptance, which is outside its control. This Presentation of Propanc was developed by the Company, is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This Presentation is based upon information available to the public, as well as information from other sources which management believes to be reliable but is not guaranteed by Propanc as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice

A New Frontier in Cancer Therapy



Here's how it works…

- Our aim is to prevent tumor recurrence and metastasis from solid tumors.
- ~80% of cancers are from solid tumors and metastasis is the main cause of patient death.
- Our unique patented approach is designed to **target and eradicate cancer stem cells** not killed by radiation or chemotherapy.
- **Why?** Cancer stem cells are resistant to standard treatments, remain dormant for long periods, then migrate to other organs, triggering explosive tumor growth, causing the patient to relapse.

About Propanc

- Propanc is a biopharmaceutical company developing new cancer treatments for patients suffering from solid tumors such as pancreatic, ovarian and colorectal cancers.
- The Company has developed a formulation of anti-cancer compounds designed to control or prevent tumors from recurring and spreading throughout the body.
- Propanc's lead product candidate, PRP, involves or employs proenzymes, which are the inactive precursors of enzymes.
- The Company achieved Orphan Drug Designation status from the FDA for the treatment of pancreatic cancer, a niche indication with a significant unmet medical need.
- Propanc completed preclinical development for PRP and intends to initiate a First-In-Human study.

PRP

Trypsinogen / Chymotrypsinogen I.V Injection

Are there natural elements in our body that help fight cancer?

Yes: enzymes stimulate biological reactions in the body. Especially enzymes secreted by the pancreas, essential for digestion of proteins and fats.

Pancreatic Enzyme Therapy: A story with promising implications

Over 100 years ago, Professor John Beard proposed that pancreatic enzymes represents the body's primary defence against cancer.

Since then, scientific experts have endorsed Beard´s hypothesis with encouraging data from patient treatment.



PANCREATIC SECRETION:
Trypsinogen
Chymotrypsinogen
Pancreatic lipase and amylase
DUODENUM
PANCREAS
Pancreatic acinus

What is PRP?

- Mixture of two proenzymes, trypsinogen (T) & chymotrypsinogen (C) from bovine pancreas.
- A synergistic ratio of 1:6 inhibits growth of most tumor cells.
- Examples include ovarian and colorectal cancers.
- Have also shown efficacy in pancreatic, kidney, breast, brain, prostate, lung, liver, uterine and skin cancers.


[Trypsinogen]
[Chymotrypsinogen]


A2780 - Ovarian
RFU +/- SEM
Chymotrypsinogen
Combination


HCT-15 - Colorectal
RFU +/- SEM
Chymotrypsinogen
Combination

Induces Cell Differentiation

- PRP induces cell differentiation, which we believe converts cancerous cells into normal cells.
- Evidence showing colorectal & pancreatic cancer cells exhibit normal cell behaviour, post treatment.
- Enforces the return of tumor cells to normal pathways of a differentiated cell.



Caco2 cells untreated (a) and treat (b-d). In (b) numerous microvilli can be seen. Panels (c) and (d) show tight junction (arrow heads), desmosomes (arrows) and increment in glycogen deposits (asterisk)



Proenzyme treatment induces aggregation of Panc1 cells. (a and d) are evenly distributed in a monolayer culture, whereas treated cells (b, c, e and f) cluster and form aggregates)

In Vivo Efficacy, Mouse Pancreatic Tumor Cells in C57BL/6 Mice, Day 26

Orthotropic Pancreatic Tumours Pan 02, N = 10


Control Group (PBS)


T/C: 83.3/500 mg/kg
1 cm


Tumour Weight (mg) ± SEM
350
300
250
200
150
100
50
0
PBS
T/C 27.5/165 (mg/kg)
T/C 83.3/500 (mg/kg)

- There was significant ($p \leq 0.05$) reduction in mean tumour weight in animals treated with high-dose (85.9%) compared with Vehicle Control.

GLP 28-Day Repeat-Dose Toxicity Study

- 28 day, repeat-dose, *in vivo* toxicity of Trypsinogen and Chymotrypsinogen A, 1:6 ratio, daily repeated intravenous tail vein injection in Sprague-Dawley rats, evaluated:
  - ✓ All dose levels well tolerated.
  - ✓ Not associated with any morbidity or clinical signs of toxicity.
  - ✓ No macroscopic pathology findings considered treatment-related.
  - ✓ All observed necroscopy findings considered incidental.
- No treatment-related findings were observed in animals treated with PRP.
- **NOAEL = 8.34/50.00 mg/kg/day.**

Group	Dose T/C (mg/kg/day)	Main Study Necropsy (Day 29)		Recovery Necropsy (Day 43)	
		M	F	M	F
1	-	10	10	5	5
2	8.34/50.00	10	10	5	5
3	25.00/150.00	10	10	5	5
4	50.00/300.00	10	10	5	5
Total:		40	40	20	20

Compassionate Use Data – 46 Patients

- 46 terminal patients administered suppository formulation containing trypsinogen and chymotrypsinogen.
- No severe, or even serious adverse events observed from treatment.
- 19 from 46 patients significantly exceeded life expectancy (41.3%).
- Mean survival (9.0 Mo.) significantly higher than mean life expectancy (5.6 Mo.), one way ANOVA ($\alpha = 0.05$, $P < 0.05$).
- Although incidence is low, endocrine tumors and cancers of GI tract cancers appear to benefit from treatment.

Cancer Type	Responders Vs Patients*
Ovarian cancer	4/6
Pancreatic cancer	3/4
Gastric cancer	2/2
Prostate cancer	2/8
Non-Hodgkin Lymphoma	1/1
Mesothelioma	1/1
Neuro-endocrine tumor	1/1
NSCLC	1/2
Melanoma	1/2
Bowel	1/2
Colon cancer	1/5
Breast cancer	1/6
Small cell carcinoma	0/1
Renal cancer	0/1
Abdomen (unknown primary)	0/1
Bladder cancer	0/2
Total	**19/46**

* All patients either met or exceeded life expectancy based on initial prognosis

A New Frontier

Anti-Cancer Stem Cell Therapy

Key Points for CSCs



- They do not replicate
- They are not killed by conventional therapies
- Tumor suppressor genes, like guardians, in a normal cell detect mutations and prevent malignancies, but are silenced in CSCs
- The EMT program is switched on, promoting metastasis, which is **the main cause of patient death from cancer**.

Epithelial Mesenchymal Transition (EMT)

- EMT is a normal biological event during embryogenesis & organ development.
- Associated with wound healing & tissue repair.
- When turned on in CSCs, cancer cells lose contact with neighbouring cells and may potentially invade and metastasize, life threatening.
- When activated, the EMT program expresses specific genes whilst others are suppressed.

PRP Suppresses Metastasis



- PRP is a patented approach that we believe:
  - Inhibits tumor metastasis and relapse.
  - Complements conventional anti-cancer therapies.
  - Is safe at specified dosages with minimal toxicity
  - Is not cytotoxic

PRP Regulates the EMT



EMT INTRACELLULAR SIGNALLING NETWORKS
Dsh
GSK-3β
TGF-β
Smad2
Smad3
EMT Transcription Factors
Ras
Growth factors
EMT
PRP PROMOTES
EMT REVERSION AND CELL DIFFERENTIATION
METASTASIS
Cells become differentiated
Proteins responsible for cell to cell contact are expressed
PRP HAS ANTI-CANCER EFFECTS, BLOCKING TUMOR GROWTH AND AGGRESSIVE DISSEMINATION

- Exerts a potent anti-EMT effect in CSCs

PRP Effectively Supresses CSC Population

- Significant percentage of Pancreatic CSCs (BxPC3) did not survive post PRP treatment.
- Highly significant because suppressing CSC's reduces risk of tumor recurrence.


DAPI
CD44
MERGE
CTL
PRP


% Expression CD326+CD44+CXCR4
60
40
20
0
CTL
PRP


% Expression ALDH
60
40
20
0
CTL
PRP


8
7
6
5
4
3
2
1
0
-1
Oct 4
Nanog
c-Myc
Klf4
Sox 2
CD 133

qRT-PCR analysis for the expression of CSC-related genes after treatment with PRP (light grey). Data are normalized to 1 for non-treated CSC using GAPDH as internal control, and graphed as mean ± SEM (n = 3).

PRP Blocks Malignant Features of CSCs

- RAC1 gene involved in control of adhesion, motility and proliferative capacity of CSCs:
  - Hyperactivity detected in breast and pancreatic cancers.
  - Increases signals for TGF-ß pathway, a key marker in metastasis.
- RAC1b antagonises RAC1, thus modulates TGF-ß pathway.
- **PRP increases expression of RAC1b vs RAC1 and thus deeply impacts CSC formation.**



TGF-β as tumor suppressor
TGF-β as tumor promoter
Rac1b
Rac1b or Rac1b:Rac1 high
Rac1
Smad2/3
Migration Invasion Metastasis (?)
Rac1b
Rac1b or Rac1b:Rac1 low
Rac1
Smad2/3
Migration Invasion Metastasis (?)

High RAC1B or RAC1b:RAC1 ratio tumors are *less* invasive & metastatic, whereas *low* RAC1b or RAC1b:RAC1 ratio tumors are *more* invasive & metastatic.

David Witte, Hannah Otterbein, Maria Förster, Klaudia Giehl, Robert Zeiser, Hendrik Lehnert & Hendrik Ungefroren, "*Negative regulation of TGF-β1-induced MKK6-p38 and MEKERK signalling and epithelial-mesenchymal transition by Rac1b*," Scientific Reports, May, 2017.

Hendrik Ungefroren, Susanne Sebens, Klaudia Giehl, Ole Helm, Stephanie Groth, Fred Fändrich, Christoph Röcken, Bence Sipos, Hendrik Lehnert, Frank Gieseler "*Rac1b negatively regulates TGF-β1-induced cell motility in pancreatic ductal epithelial cells by suppressing Smad signalling*," Oncotarget, January, Vol. 5, No. 1

A New Anti-CSC Therapy

- We have demonstrated (*in vitro* & *in vivo*) that PRP dramatically reverses the EMT.
- By reversing the EMT, PRP:
  - Stops tumor progression;
  - Represses the CSC population.
- Potent indicators that PRP is an anti-CSC therapy.



Potential Over Competing Therapies

- No adverse effects observed.
- Does not target replicating cells, so we believe it will not affect healthy cells and will suppress undesirable effects from cancer.
- But, why not? Because PRP regulates expression of genes that triggers dominant pathways which are turned on in CSCs, but not turned on in healthy cells.
- We believe PRP forces CSCs to become benign!



Why We're Different

- *"We have been working with cancer stem cells for several years, and our preclinical studies demonstrate that PRP has a significant effect on suppressing these cells, which are the main drivers of cancers. I am impressed in the lab, looking down on the microscope at pancreatic cancer stem cells, then adding PRP, and many disappear. That was really impressive and is likely to put us ahead of the competition. This is highly significant because suppressing cancer stem cells reduces the risk of tumor recurrence, clinically."*



Dr Julian Kenyon MD, MB, ChB
CSO, Propanc Biopharma

Corporate Strategy

Future Landscape

International R&D Partnerships

UNIVERSITY OF BATH	Joint IP ownership and Commercialization Agreement.
Universidad de Jaén Universidad de Granada FIBAO FUNDACIÓN PÚBLICA ANDALUZA PARA LA INVESTIGACIÓN BIOSANITARIA DE ANDALUCÍA ORIENTAL	Joint research collaboration: - Drug discovery oncology program - New compound screening - Translational research - Clinical development
amatsiQBiologicals	Process development, purification of active drug substances, analytical method development and GMP manufacturing.

Joint Scientific Publications

1. **Antitumour efficacy of chymotrypsinogen and trypsinogen**, P. Hernández, E. López-Ruiz, M. A. García, J. A. Marchal, J. Kenyon, M. Perán.
2. **In vitro treatment of carcinoma cell lines with pancreatic (pro)enzymes suppresses the EMT programme and promotes cell differentiation**, M. Perán, J.A. Marchal, M.A. García, J. Kenyon & D. Tosh.
3. **A formulation of pancreatic pro-enzymes provides potent anti-tumour efficacy: a pilot study focused on pancreatic and ovarian cancer**, M. Perán, E. López-Ruiz, M. A. García, S. Nadaraia-Hoke, R. Brandt, J. A. Marchal & J. Kenyon, Scientific Reports.

SCIENTIFIC REPORTS


Cellular
Oncology

Propanc Innovation & Intellectual Property

- Four patent families covering several important discoveries regarding proenzymes and their anti-cancer effects.
- A further two patent applications in preparation covering composition of matter and method of use.

Title	Countries	Case Status	Date Filed
A pharmaceutical composition for treating cancer comprising trypsinogen and/or chymotrypsinogen and an active agent selected from a selenium compound, a vanilloid compound and a cytoplasmic reduction agent.	USA, Europe, China, Australia, Japan, Indonesia, Malaysia, Israel, New Zealand, Singapore, South Africa and Mexico. Brazil, Canada, Mexico, Republic of Korea, India, Hong Kong	Granted Under Examination	Oct-22-2010
Proenzyme composition	Australia, Canada, China, Europe, India, Indonesia, Israel, Japan, Malaysia, New Zealand, Singapore, South Africa and USA.	Application filed	Nov-11-2016
Cancer Treatment	PCT	Application filed	Jan-27-2017
Composition of proenzymes for cancer treatment	PCT	Application filed	Apr-12-2016

PRP Entering Pre-Commercialization Development Phase

- Scientific advice meetings with MHRA (UK), Apr 2016 and Mar 2018, for PRP, completed.
- Orphan Drug Designation Status received from the FDA for the treatment of pancreatic cancer, 2017.
- Current activities:
  1. 28 day safety toxicokinetic study completed.
  2. GLP-compliant 28 day repeated dose toxicity study completed.
  3. Development of bioanalytical animal and human assays underway.
  4. Investigational Medicinal Product (IMP) manufacture ongoing.
  5. Preparation for FIH study in advanced cancer patients, solid tumors.
  6. Initiation of partnering discussions during FIH study.

Projected Development Timelines



2018
2019
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jul
CTA Preparation
Investigational Medicinal Product Dossier (IMPD)
Study Protocol (SP)
Investigator's Brochure (IB)
CTA Review
CTA Compilation
CTA Submission
CTA Approval
Study Preparation
CRO Selection & Contracts
Analytical Labs Selection Contracts
Trial Site(s) Selection & Contracts
Preparartion of Logistics
Trial Site(s) Initiation Visits
First Patient/First Visit (FPFV)

Financial Plan

- Seeking $4M round to support IMP Manufacture and CTA for PRP.
- Initiate POP1 research and drug discovery program.
- Follow on round of $10M for early stage clinical development.

Activity	**Cost US$$M**
General & Administrative:	1.35
Research & Development:	2.65
Total:	**$4.00 M**

Drug Development & Clinical Expertise



Mr James Nathanielsz
Chief Executive Officer

- Director & C.E.O, Oct '07.
- 20 yrs. experience in R&D, Manufacturing & Distribution, including 10 yrs. in oncology
- Bachelor of Applied Science (Biochemistry/ Applied Chemistry) & Master of Entrepreneurship & Innovation, Swinburne University, Melbourne, Australia.



Dr Julian Kenyon
Chief Scientific Officer

- Co-Founder & Director, Feb '08.
- Medical Director of the Dove Clinic for Integrated Medicine, UK, since 2000.
- Bachelor of Medicine & Surgery & Doctor of Medicine , University of Liverpool.
- Primary Fellow of the Royal College of Surgeons, Edinburgh for over 40 years.



Prof. Klaus Kutz
Chief Medical Officer

- 20 yrs. experience as consultant in Clinical Pharmacology & Safety in oncology.
- 12 yrs. experience Head of Clinical Pharmacology in 2 multinational pharma companies.
- Specialist for Internal Medicine, Gastroenterology & Clinical Pharmacology.
- Professor of Medicine, University of Bonn, Germany.

Medical and Scientific Advisory Board

Professor John Smyth

Univ. of Edinburgh

Professor Emeritus Medical Oncology & Honorary Assistant Principal Cancer Research Development, Univ. of Edinburgh.

Chair, Expert Advisory Group for Oncology & Hematology for the Commission of Medicines. Serves on the Expert Advisory Group to the EU Drug Licensing Board.

Dr Joseph Chalil

Boehringer Ingelheim

Associate Director, Fellow of American College of Healthcare Executives, Expert in US Healthcare Policy, Chairman of Global Clinical Research and Trial Network of American Association of Physicians of Indian Origin (AAPI).

Dr Macarena Perán

Univ. of Jaén

Reader in Anatomy, collaborating with the Institute for Regenerative Medicine and Pathobiology (IBIMER).

Dr Juan Marchal Corrales

Univ. of Granada

Professor of Anatomy and Embryology at the Faculty of Medicine, member of the standing committee of the Scientific council and coordinator of Area Research in the Biosanitary Institute of Granada (IBS.Granada), Board member of IBIMER.

Dr Maria Garcia

University Hospital

Leads the competitive research contract from the National Health System to lead translational cancer research in the University Hospital Complex of Granada.

Current Company Profile & Comparisons

Ticker:	OTCQB:PPCB
Status:	Fully Reporting
Shares (O/S):	124.244M
Price*:	$0.26
Mkt Cap*:	$32.30M
Ave Daily Vol. (30d):	10,387,549
52 Week Range:	$0.77 – 0.004
Clinical Comparisons:	OMED = $93.17M, STML = $478.35M, VSTM = $679.99M

**As of September 5, 2018*

Thank You!

September 2018

James Nathanielsz
Chief Executive Officer

+61-414-835-002

j.nathanielsz@propanc.com

Propanc Biopharma, Inc.

302/6 Butler Street, Camberwell, Victoria, 3124, AUSTRALIA
propanc.com